UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2017

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 15, 2017, Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”) issued a press release announcing its selected preliminary unaudited results of operations for the fiscal year and quarter ended September 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 Other Events.

The information provided in response to Item 2.02 of this Current Report is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Applied DNA Sciences, Inc. dated December 15, 2017 regarding preliminary unaudited results of operations for the fiscal year and quarter ended September 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2017	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Applied DNA Sciences, Inc. dated December 15, 2017 regarding preliminary unaudited results of operations for the fiscal quarter and year ended September 30, 2017.